UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

16701 Greenspoint Park Drive, Suite 200
Houston, Texas  77060
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Disclosure.

Eagle Rock Energy Partners, L.P. has furnished, as of October 26, 2009, an update to its hedging overview presentation posted on its website.  The updated hedging presentation includes hedge transactions executed on October 22, 2009 as well as additional information about the nature of its commodity hedging activities and its current portfolio of commodity derivative transactions.    The presentation entitled "Commodity Hedging Overview," dated October 26, 2009, can be accessed by going to www.eaglerockenergy.com, select Investor Relations, then select Presentations.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: October 26, 2009	By:	/s/ Joseph A. Mills
Joseph A. Mills
Chief Executive Officer